Second Quarter 2022 Earnings Call August 2022

2 This presentation and responses to various questions contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements present our current expectations and projections relating to our business, financial condition and results of operations, and do not refer to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “likely” and other words and terms of similar meaning. The forward-looking statements include statements regarding: our future financial performance including our outlook for full fiscal year 2022; the adoption of fair value and our expectations related to the adoption; the Company’s belief that it is in a strong position from both an operational and capital perspective; our potential to drive long-term earnings growth; our expectations regarding our growth strategies, including our plans to be more cautious with loan growth given current macroeconomic environment, including high inflation; our expectations regarding the impact of COVID-19 and the current macroeconomic conditions, as well as underwriting changes implemented by us and the banks we support to address credit risks associated with the loan originations during the economic crises created by the pandemic or the current inflationary environment, on our business, customers, results of operations and financial condition, including on loan originations, demand for our products, credit quality, marketing expense and net charge-offs; our expectations regarding the softening of credit performance; our expectations regarding the cumulative loss rate as a percentage of originations for the 2021 and 2022 vintages; our expectations with respect to our liquidity position and requirements for additional debt to fund loans; our expectations with respect to our stock repurchase plan and our current valuation; and our expectations regarding the cost of customer acquisition, new customer originations, and the efficacy and cost of our marketing efforts. Forward‐looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. These risks and uncertainties include, but are not limited to: the effect of the COVID-19 pandemic and the current macroeconomic conditions, including high inflation, on the Company’s business, financial condition and results of operations; the Company’s limited operating history in an evolving industry; the Company’s ability to grow revenue and maintain or achieve consistent profitability in the future; the impact of our more cautious approach to loan originations given high inflation and softening credit performance; new laws and regulations in the consumer lending industry in many jurisdictions that could restrict the consumer lending products and services the Company offers, impose additional compliance costs on the Company, render the Company’s current operations unprofitable or even prohibit the Company’s current operations; scrutiny by regulators and payment processors of certain online lenders’ access to the Automated Clearing House system to disburse and collect loan proceeds and repayments; a lack of sufficient debt financing at acceptable prices or disruptions in the credit markets; uncertainties in the current economic environment, including high inflation and a higher interest rate environment; the impact of competition in our industry and innovation by our competitors; our ability to prevent security breaches, disruption in service and comparable events that could compromise the personal and confidential information held in our data systems, reduce the attractiveness of our platform or adversely impact our ability to service loans; and other risks related to litigation, compliance and regulation. Additional factors that could cause actual results to differ are discussed under the heading "Risk Factors" and in other sections of the most recent Annual Report on Form 10-K; most recent Form 10-Q and in the Company's other current and periodic reports filed from time to time with the SEC. All written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements regarding risks and uncertainties that are included in our public communications. You should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties. Neither we nor any of our respective agents, employees or advisors intend or have any duty or obligation to supplement, amend, update or revise any of the forward-looking statements contained in this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. The information and opinions contained in this presentation are provided as of the date of this presentation and are subject to change without notice. This presentation has not been approved by any regulatory or supervisory agency. See Appendix for additional information and definitions. Forward Looking Statements

33 Elevate is reinventing non-prime credit with online products that provide financial relief today, and help people build a brighter financial future. We, along with the banks that license our technology, have originated $10.3 billion to 2.7 million customers1

4 • Healthy across all product types • Cautious approach given an uncertain macroeconomic backdrop • Remain committed to measured and returns- focused growth Demand Inflation Credit • Increased strain on family expenses due to rising prices • Pace and duration of inflation likely to impact credit performance over the back half of 2022 • Credit softening starting to become apparent in July • Diligent credit management utilizing real-time monitoring and decreased growth Current Market Backdrop

5 64% 68% 63% 63% 70% 64% 63% 61% 63% 66% 63% 66% 68% 71% 73% 79% 56% 57% 45% 47% 45% 54% 48% 51% 55% 57% 51% 52% 52% 57% 59% 64% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 How much strain do the following costs place on your month-to- month finances? (Any: A lot of Strain)1 Non-Prime Prime Inflation Straining Expenses 25% 16% 11% 12% 15% 9% Non-Prime Prime Households who say gasoline is causing "a lot" of strain on their finances1 Pre-Pandemic 1Q22 2Q22 3Q22 -1% +1% 50% 38% COVID 1. Elevate’s Center for the New Middle Class, Non-Prime Tracker, July 2022, How much strain do the following costs place on your month-to-month finances? (No strain, A little bit of strain, A lot of strain, Does not apply): Healthcare out-of-pocket costs, Health insurance, College education or savings, Housing, Groceries, Entertainment, Gas, Utilities No i e e

6 Combined loans receivable is a non-GAAP financial measure. See appendix for a reconciliation to a GAAP measure. 10% Past due balances (consistent with Q1 2022 and Q4 2021) Portfolio Growth Credit QualityRevenue Growth 39% Compared to Q2 2021 33% YoY increase in combined loans receivable1 Second Quarter 2022 Summary

7 Fair value pro-forma(2) ($mm) $618 $649 $607 $400 $559 $511 $532 2017 2018 2019 2020 2021 1Q 2022 2Q 2022 $6 $13 $26 $55 (-$14) (-$14) (-$7) 2017 2018 2019 2020 2021 1Q 2022 2Q 2022 $673 $787 $639 $465 $417 $124 $118 2017 2018 2019 2020 2021 1Q 2022 2Q 2022 $87 $116 $127 $146 $44 -$2 $12 2017 2018 2019 2020 2021 1Q 2022 2Q 2022 Revenue Adjusted EBITDA3 Ending combined loans receivable – principal, Adjusted EBITDA, Adjusted Earnings (loss) and Fair value pro-forma numbers are non-GAAP financial measures. See appendix for a reconciliation to a GAAP measure. U.K. operations presented in 2016-2018 only. Adjusted Earnings / (Loss) 4 Ending Combined Loans Receivables - Principal1 As adjusted As adjusted As adjusted $616 $561 $586 Key Financial Measures ($ in millions)

8 2020 2021 YTD 2022 0% 5% 10% 15% 20% 25% 30% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 Cumulative principal loss rates as a percentage of originations by loan vintage 2015 2016 2017 2018 2019 2020 2021 YTD 2022 20172018 2019 Months since origination $256 $235 $237 $245 $241 $297 $247 $312 $175 $200 $225 $250 $275 $300 $325 $350 2015 2016 2017 2018 2019 2020 2021 1H 2022 Customer Acquisition Cost CAC Top Target Range $300 Bottom Target Range $250 The 2021 and 2022 vintages are not yet fully mature from a loss perspective. U.K. operations are only presented in the 2015-2017 vintages. Excludes Today Card. U.K. operations are only presented in the 2015-2018 CAC. *2020 reflects limited marketing expense and customer acquisition. * Credit Quality and Customer Acquisition Cost (CAC)

9 Funding Debt Share Repurchase $2mm Common shares repurchased in Q2 2022 9% Weighted average cost of debt ~36% Common shares repurchased since August 2019 Capital Management ~90% Outstanding debt is fixed rate

1010 We believe everyone deserves a lift.

11 Appendix

12 Page 3: 1 Originations and customers from 2002- June 2022, attributable to the combined current, predecessor direct, discontinued operations and branded products. Page 6: 1 Combined loans receivable is a non-GAAP financial measure. See the appendix for a reconciliation to a GAAP measure. Page 7: 1 Ending combined loans receivable - principal is a non-GAAP financial measure. See the appendix for a reconciliation to a GAAP measure. 2 Fair value pro-forma numbers are a non-GAAP financial measure. The pro-forma fair value accounting adjustments are due to Elevate's transition from an incurred credit loss model to a fair value accounting model for its loan portfolio acceptable under US GAAP. See the appendix for a reconciliation to a GAAP measure. 3 Adjusted EBITDA is not a financial measure prepared in accordance with GAAP. See the appendix for a reconciliation to a GAAP measure. 4 Adjusted earnings (loss) is not a financial measure prepared in accordance with GAAP. See the appendix for a reconciliation to a GAAP measure. Footnotes

13 Adjusted EBITDA is a non-GAAP financial measure. The Company’s Adjusted EBITDA guidance does not include certain charges and costs. The adjustments in future periods are generally expected to be similar to the kinds of charges and costs excluded from Adjusted EBITDA in prior periods, such as the impact of income tax benefit or expense, non-operating income (loss), net interest expense, share-based compensation expense, equity method investment loss, and depreciation and amortization expense, among others. UK operations excluded as discontinued operations in 2020-2021. Non-GAAP financials reconciliation – Adjusted EBITDA ($mm) 2022 2021 2022 2021 2021 2020 Net income (loss) from continuing operations (7)$ (3) (20) 10 (34) 36$ Adjustments: Net interest expense 12 9 24 17 38 49 Share-based compensation 2 2 4 3 7 8 Depreciation and amortization 5 5 8 10 18 18 Equity method investment loss - - 1 - - - Non-operating (income) expense - (1) (2) (1) 22 24 Income tax expense (benefit) - - (5) 4 (7) 11 Adjusted EBITDA 12$ 12 10 43 44 146$ Adjusted EBITDA Margin 11% 14% 4% 25% 11% 32% Three months ended June 30, Six months ended June 30, Years ended December 31,

14 Adjusted EBITDA is a non-GAAP financial measure. The Company’s Adjusted EBITDA guidance does not include certain charges and costs. The adjustments in future periods are generally expected to be similar to the kinds of charges and costs excluded from Adjusted EBITDA in prior periods, such as the impact of income tax benefit or expense, non-operating income (loss), net interest expense, share-based compensation expense, and depreciation and amortization expense, among others. * 2019 based on Net income from continuing operations. UK operations presented in 2015-2018. ($mm) 2019* 2018 2017 2016 2015 Net income (loss) 26$ 13 (7) (22) (20)$ Adjustments: Net interest expense 63 79 73 64 37 Share-based compensation 10 8 6 2 1 Foreign currency transaction (gain) loss - 2 (3) 9 2 Depreciation and amortization 16 13 10 11 9 Non-operating (income) expense 1 - (2) - (6) Income tax expense (benefit) 11 1 10 (3) (5) Adjusted EBITDA 127$ 116 87 60 19$ Adjusted EBITDA Margin 20% 15% 13% 10% 4% For the years ended December 31, Non-GAAP financials reconciliation – Adjusted EBITDA (continued)

15 Adjusted earnings (loss) and Adjusted diluted earnings (loss) per share are non-GAAP financial measures. The Company’s Adjusted earnings (loss) exclude the impact of an uncertain tax position, the impact of contingent losses related to legal matters and the cumulative tax effect of the contingent loss adjustments. Adjusted diluted earnings (loss) per share is Adjusted earnings (loss) divided by diluted weighted shares outstanding for the period. UK operations excluded as discontinued operations in 2020-2021. Non-GAAP financials reconciliation – Adjusted Earnings (Loss) ($mm) 2021 2020 Net income (loss) from continuing operations (34) 36$ Adjustments: Impact of uncertain tax position 1 - Impact of contingent losses related to legal matters 23 24 Cumulative tax effect of adjustments (4) (5) Adjusted earnings (loss) (14) 55$ Diluted earnings (loss) per share - continuing operations (0.98) 0.87$ Adjustments: Impact of uncertain tax position 0.04 - Impact of contingent losses related to legal matters 0.66 0.58 Cumulative tax effect of adjustments (0.12) (0.14) Adjusted diluted earnings (loss) per share (0.40) 1.31$ Years ended December 31,

16 Adjusted earnings (loss) and Adjusted diluted earnings (loss) per share are non-GAAP financial measures. The Company’s Adjusted earnings (loss) exclude the impact of the Tax Cuts and Jobs Act tax expense. Adjusted diluted earnings (loss) per share is Adjusted earnings (loss) divided by diluted weighted shares outstanding for the period. * 2019 based on Net income from continuing operations. UK operations presented in 2015-2018. Non-GAAP financials reconciliation – Adjusted Earnings (Loss) (continued) ($mm) 2019* 2018 2017 2016 2015 Net income (loss) 26$ 13 (7) (22) (20)$ Adjustments: Tax Cuts and Jobs Act tax expense - - 13 - - Adjusted earnings (loss) 26$ 13 6 (22) (20)$ Diluted earnings (loss) per share 0.59$ 0.28 (0.20) (1.74) (1.59)$ Adjustments: Tax Cuts and Jobs Act tax expense - - 0.37 - - Adjusted diluted earnings (loss) per share 0.59$ 0.28 0.17 (1.74) (1.59)$ For the years ended December 31,

17 ($mm) As reported Fair value adjustments Pro-forma financial information As reported Fair value adjustments Pro-forma financial information Revenues 85$ - 85$ 174$ - 174$ Provision for loan losses (27) 27 - (48) 48 - Change in fair value of loans receivable - (19) (19) - (55) (55) Direct marketing and other costs of sales (14) - (14) (20) - (20) Total cost of sales (41) 8 (33) (68) (7) (75) Gross profit 44 8 52 106 (7) 99 Total operating expenses 39 - 39 76 - 76 Operating Income 5 8 13 30 (7) 23 Total other expense (8) - (8) (17) - (17) Income before taxes (3) 8 5 13 (7) 6 Income tax expense - 2 2 3 (2) 1 Net income (3)$ 6 3$ 10$ (5) 5$ Basic earnings per share (0.09)$ 0.19$ 0.10$ 0.27$ (0.14)$ 0.13$ Diluted earnings per share (0.09)$ 0.19$ 0.10$ 0.27$ (0.15)$ 0.12$ Adjusted EBITDA 12$ 8$ 19$ 43$ (7)$ 36$ Adjusted EBITDA Margin 13.7% 22.9% 24.8% 20.9% Three months ended June 30, 2021 Six months ended June 30, 2021 Unaudited pro-forma financial information provides information assuming the adoption of ASU 2016-13 occurred as of January 1, 2021, Non-GAAP financials reconciliation – Unaudited pro-forma financial information

# Combined loans reconciliation (excluding UK)

| (dollars in thousands) | Jun 30, 2022 | Mar 31, 2022 | Dec 31, 2021 | Sep 30, 2021 | Jun 30, 2021 | Mar 31, 2021 |
|---|---|---|---|---|---|---|
| **Company Owned Loans** | | | | | | |
| Loans receivable – principal, current, company owned | 477,721 | 457,259 | 501,552 | 466,140 | 372,068 | 331,251 |
| Loans receivable – principal, past due, company owned | 54,712 | 54,060 | 57,207 | 46,730 | 27,231 | 21,678 |
| **Loans receivable – principal, total, company owned** | 532,433 | 511,319 | 558,759 | 512,870 | 399,299 | 352,929 |
| Loans receivable – finance charges, company owned | 23,079 | 22,991 | 23,602 | 22,960 | 19,157 | 21,393 |
| Loans receivable – company owned | 555,512 | 534,310 | 582,361 | 535,830 | 418,456 | 374,322 |
| Allowance for loan losses on loans receivable, company owned | - | - | (71,204) | (56,209) | (40,314) | (39,037) |
| Fair value adjustment, loans receivable – principal | 53,438 | 49,844 | - | - | - | - |
| **Loans receivable, net, company owned / Loans receivable at fair value** | 608,950 | 584,154 | 511,157 | 479,621 | 378,142 | 335,285 |
| **Third Party Loans Guaranteed by the Company** | | | | | | |
| Loans receivable – principal, current, guaranteed by company | - | - | - | - | 17 | 145 |
| Loans receivable – principal, past due, guaranteed by company | - | - | - | - | 4 | 15 |
| Loans receivable – principal, total, guaranteed by company[1] | - | - | - | - | 21 | 160 |
| Loans receivable – finance charges, guaranteed by company[2] | - | - | - | - | 4 | 22 |
| Loans receivable – guaranteed by company | - | - | - | - | 25 | 182 |
| Liability for losses on loans receivable, guaranteed by company | - | - | - | - | (7) | (122) |
| Loans receivable, net, guaranteed by company[2] | - | - | - | - | 18 | 60 |

[1] Represents loans originated by third-party lenders through the CSO programs, which are not included in our financial statements.
[2] Represents finance charges earned by third-party lenders through CSO programs, which are not included in our financial statements.
[3] Non-GAAP measure.
[4] The periods of March 31, 2021 to December 31, 2021 include pro-forma adjustments reflecting the combined loans receivable at fair value consistent with a fair value methodology acceptable with US GAAP.

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# Combined loans reconciliation - continued (excluding UK)

| (dollars in thousands) | Jun 30, 2022 | Mar 31, 2022 | Dec 31, 2021 | Sep 30, 2021 | Jun 30, 2021 | Mar 31, 2021 |
|---|---|---|---|---|---|---|
| **Combined Loans Receivable[3]** | | | | | | |
| Combined loans receivable – principal, current | 477,721 | 457,259 | 501,552 | 466,140 | 372,085 | 331,396 |
| Combined loans receivable – principal, past due | 54,712 | 54,060 | 57,207 | 46,730 | 27,235 | 21,693 |
| Combined loans receivable – principal | 532,433 | 511,319 | 558,759 | 512,870 | 399,320 | 353,089 |
| Combined loans receivable – finance charges | 23,079 | 22,991 | 23,602 | 22,960 | 19,161 | 21,415 |
| Combined loans receivable | 555,512 | 534,310 | 582,361 | 535,830 | 418,481 | 374,504 |
| **Combined Loan Loss Reserve[3]** | | | | | | |
| Allowance for loan losses on loans receivable, company owned | - | - | (71,204) | (56,209) | (40,314) | (39,037) |
| Liability for losses on loans receivable, guaranteed by company | - | - | - | - | (7) | (122) |
| Combined loan loss reserve | - | - | (71,204) | (56,209) | (40,321) | (39,159) |
| **Combined Loans Fair Value Adjustment[3,4]** | | | | | | |
| Fair value adjustment, combined loans receivable – principal | 53,438 | 49,844 | 57,184 | 50,036 | 51,078 | 44,458 |
| Combined loans receivable at fair value | 608,950 | 584,154 | 639,545 | 585,866 | 469,559 | 418,962 |

[1] Represents loans originated by third-party lenders through the CSO programs, which are not included in our financial statements.
[2] Represents finance charges earned by third-party lenders through CSO programs, which are not included in our financial statements.
[3] Non-GAAP measure.
[4] The periods of March 31, 2021 to December 31, 2021 include pro-forma adjustments reflecting the combined loans receivable at fair value consistent with a fair value methodology acceptable with US GAAP.

Elevate
19

20 Change to Fair Value Accounting Model Current Model Fair Value Model Earnings w/ Growth Earnings w/ No Growth Marketing Expense Upfront Credit Provision Aligns w/ Portfolio Decision Making no change no change

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